TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------

CGM Capital Development Fund returned 17.6% during the fourth quarter of 1999 compared to the unmanaged Standard and Poor's 500 Index which increased 14.9% for the same period. For the year just ended, CGM Capital Development Fund returned 7.7% while the unmanaged S&P 500 Index increased 21.0%.

THE YEAR IN REVIEW AND ECONOMIC OUTLOOK
The U.S. economy expanded without interruption throughout 1999 and the expansion now threatens to break all records for growth and duration. Real economic growth, net of inflation, is approaching an annual rate of 4% which is well in excess of the Federal Reserve Board's recommended rate of 2.5% to maintain a healthy economy. The unemployment rate is down to 4.1% of the labor force and understandably, pressure is building for higher wages. Thus far, increased wage and material demands have had little effect on the Consumer Price Index. However, now we must also add to the equation foreign markets, which are expanding and will increase demand for our products as well as for raw materials. Looking forward, we believe inflationary pressures will increase in 2000.

Economic strength has given rise to higher interest rates. The long-term government bond bottomed out with an interest rate of 4.75% in October 1998. Since then, it has risen to 6.5%. The Federal Reserve Board has already increased short-term rates several times and is expected to raise rates again early in 2000 in order to slow the pace of business activity.

Higher interest rates have already affected most common stocks, particularly those of companies in older, well-established industries. As previously mentioned, we believe we have two distinct stock markets: The new technology and telecommunications companies have enjoyed a bull market of their own where prices have been driven skyward based on unbridled enthusiasm. We remain skeptical about how long this process can last and we continue to believe there is good value in the "other" stock market which includes many depressed cyclical securities and real estate investment trusts.

PORTFOLIO STRATEGY
CGM Capital Development Fund remained fully invested in 1999. The Fund lagged the S&P 500 Index largely because it was underweighted in technology and large capitalization growth stocks which provided dramatic gains last year. We continue to believe these stocks are overvalued. The Fund also realized significant losses in several individual issues.

During 1999, the Fund established significant positions in foreign paper and steel stocks which we believe will benefit from a robust global economy this year. We also invested 9% of the Fund in real estate investment trusts (REITs) in anticipation of investor recognition of the strong fundamentals and low valuation of this industry.

CGM Capital Development Fund holds important positions in the electronic components, steel and aluminum industries. The Fund's three largest holdings are Companhia Siderurgica National Sponsored ADR, Pohang Iron & Steel Co., Ltd. Sponsored ADR and Atmel Corporation.

                /s/ Robert L. Kemp
                    Robert L. Kemp
                    President

                /s/ G. Kenneth Heebner
                    G. Kenneth Heebner
                    Portfolio Manager

January 5, 2000

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CGM CAPITAL DEVELOPMENT FUND AND THE UNMANAGED S&P 500 INDEX

              assuming reinvestment of dividends and capital gains

                        ---------------------------------
                           CGM Capital Development Fund
                           Average Annual Total Returns
                        ---------------------------------
                            1 year   5 year   10 year
                             7.7%    21.2%     19.9%
                        ---------------------------------
                        Past performance is no indication
                               of future results
                        ---------------------------------

                                   CGM                  Unmanaged
                          Capital Development Fund    S&P 500 Index
                          ------------------------    -------------
              1990                10,140                  9,690
              1991                20,189                 12,636
              1992                23,772                 13,590
              1993                30,530                 14,969
              1994                23,539                 15,184
              1995                33,213                 20,850
              1996                42,546                 25,646
              1997                52,715                 34,212
              1998                57,195                 43,996
              1999                61,599                 53,235

CGM CAPITAL DEVELOPMENT FUND
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

G. Kenneth Heebner has managed CGM Capital Development Fund since 1976. In 1990, Mr. Heebner founded Capital Growth Management Limited Partnership with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner was at Loomis, Sayles and Company where he managed the Fund, then known as Loomis-Sayles Capital Development Fund. In addition to CGM Capital Development Fund, Mr. Heebner currently manages CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund as well as two other mutual funds. He also co-manages CGM Fixed Income Fund with Janice Saul.

INVESTMENT PERFORMANCE
(unaudited)
--------------------------------------------------------------------------------

Total Return for Periods Ended December 31, 1999

                                                                     CGM CAPITAL
                                                                     DEVELOPMENT
                                                                        FUND
                                                                     -----------
10 Years ..........................................................    +516.2%
 5 Years ..........................................................    +161.8%
 1 Year ...........................................................    +  7.7%
 3 Months .........................................................    + 17.6%

The performance data contained in the report represent past performance. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                                   CGM CAPITAL DEVELOPMENT FUND
 --------------------------------------------------------------------------------------------------------------------------------
                                                     25 YEAR INVESTMENT RECORD
                                        DECEMBER 31, 1974 -- DECEMBER 31, 1999 (UNAUDITED)
 --------------------------------------------------------------------------------------------------------------------------------
                                  IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1974
 --------------------------------------------------------------------------------------------------------------------------------
                   --AND HAD TAKEN ALL DIVIDENDS                          OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                     AND DISTRIBUTIONS IN CASH                               GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                      During the Year
                                  You Would Have Received                                        Which Would Represent
 --------------------------------------------------------------------------------------------------------------------------------
                                                                           The Value of                            A Cumulative
              The Net                                                     Your Original                               Change
            Asset Value        Per Share           Per Share               Investment               An               Expressed
   On         of Your        Capital Gains          Income                   At Each              Annual         As An Index With
December   Shares Would      Distributions       Distributions              Year End           Total Return         December 31,
   31        Have Been            of                  of                 Would Have Been            of              1974 = 100.0
 --------------------------------------------------------------------------------------------------------------------------------
  1974        $ 7.78                                                                                                    100.0
  1975          9.35              --                 $0.15                   $  9.53               +  22.5%             122.5
  1976         10.98              --                  0.13                     11.35               +  19.1              145.9
  1977         10.74              --                  0.18                     11.28               -   0.6              145.0
  1978         13.05              --                  0.27                     14.09               +  24.9              181.1
  1979         16.20              --                  0.35                     17.95               +  27.4              230.7
  1980         20.50            $ 1.65*               0.36                     25.65               +  42.9              329.7
  1981         17.34              3.38                0.36                     26.80               +   4.5              344.5
  1982         24.88              2.88                0.41                     47.95               +  78.9              616.3
  1983         25.21              2.50                0.47                     55.43               +  15.6              712.4
  1984         17.28              6.15                0.11                     50.88               -   8.2              654.0
  1985         25.02              --                  0.18                     74.39               +  46.2              956.1
  1986         23.12              7.46                0.16                     95.52               +  28.4             1227.6
  1987         16.56             10.09                0.14                    110.71               +  15.9             1422.8
  1988         15.87              0.02                0.62                    110.38               -   0.3             1418.5
  1989         18.37              --                  0.34                    130.14               +  17.9             1672.4
  1990         18.53              --                  0.10                    131.96               +   1.4             1695.8
  1991         25.80             11.07*               0.06                    262.73               +  99.1             3376.3
  1992         27.43              2.68*               0.20                    308.71               +  17.5             3967.2
  1993         27.71              7.51                0.07                    397.31               +  28.7             5105.8
  1994         20.58              0.71                0.07                    306.33               -  22.9             3936.6
  1995         27.33              1.68                0.02                    432.23               +  41.1             5554.5
  1996         29.08              5.87                0.07                    553.69               +  28.1             7115.3
  1997         26.96              9.08                --                      686.02               +  23.9             8815.9
  1998         24.95              4.19                0.11                    744.33               +   8.5             9565.3
  1999         26.20              0.56                0.11                    801.64               +   7.7            10301.8
                               -------               -----                                          ------
Totals                         $ 77.48               $5.04                                        +10201.8
 --------------------------------------------------------------------------------------------------------------------------------
* Includes $0.09, $0.02 and $0.02 per share distributed from paid-in capital.

 --------------------------------------------------------------------------------------------------------------------------------
The performance data contained in this report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

PETER O. BROWN
G. KENNETH HEEBNER
ROBERT L. KEMP
ROBERT B. KITTREDGE
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS

ROBRT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                                  CGM CAPITAL DEVELOPMENT FUND
-----------------------------------------------------------------------------------------------

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS -- 100.0% OF TOTAL NET ASSETS

                                                                   SHARES           VALUE(a)
                                                                   ------           --------
ALUMINUM -- 11.7%
  Alcan Aluminium Limited(b) .............................           835,000      $ 34,391,563
  Alcoa Inc. .............................................           480,000        39,840,000
                                                                                  ------------
                                                                                    74,231,563
                                                                                  ------------
BEVERAGES AND TOBACCO -- 1.5%
  Canandaigua Brands, Inc.(c) ............................           180,000         9,180,000
                                                                                  ------------

ELECTRONIC COMPONENTS -- 22.3%
  Atmel Corporation(c) ...................................         1,480,000        43,752,500
  Koninklijke Philips Electronics Sponsored ADR(d) .......           259,840        35,078,400
  Micron Technology, Inc.(c) .............................           450,000        34,987,500
  National Semiconductor Corporation(c) ..................           630,000        26,971,875
                                                                                  ------------
                                                                                   140,790,275
                                                                                  ------------
LIGHT CAPITAL GOODS -- 4.9%
  Novellus Systems, Inc.(c) ..............................           255,000        31,245,469
                                                                                  ------------

METALS AND MINING -- 5.4%
  Inco Limited(b)(c) .....................................         1,455,000        34,192,500
                                                                                  ------------

OFFICE EQUIPMENT AND SUPPLIES -- 5.5%
  Lexmark International Group, Inc.(c) ...................           382,000        34,571,000
                                                                                  ------------

OIL -- SERVICE -- 7.7%
  Maverick Tube Corporation(c) ...........................           650,000        16,046,875
  Tubos De Acero De Mexico ADR(d) ........................         2,430,000        32,956,875
                                                                                  ------------
                                                                                    49,003,750
                                                                                  ------------
PAPER PRODUCTS/CONSUMER -- 5.3%
  Asia Pulp & Paper Company Ltd. ADR(c)(d) ...............         4,250,000        33,468,750
                                                                                  ------------

PRINTING -- 6.9%
  Aracruz Celulose S.A. ADR(b)(d) ........................         1,650,000        43,312,500
                                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS -- 9.6%
  Apartment Investment and Management Company ............           835,000        33,243,437
  Home Properties New York, Inc. .........................         1,000,600        27,453,962
                                                                                  ------------
                                                                                    60,697,399
                                                                                  ------------

STEEL -- 15.4%
  Companhia Siderurgica National Sponsored ADR(b)(d) .....         1,417,000      $ 52,074,750
  Pohang Iron & Steel Co., Ltd. Sponsored ADR(d) .........         1,300,000        45,500,000
                                                                                  ------------
                                                                                    97,574,750
                                                                                  ------------
TELEPHONE -- 3.8%
 Telefonos de Mexico, S.A. de C.V.(d) ...................           215,000        24,187,500
                                                                                  ------------

TOTAL COMMON STOCKS (Identified Cost $551,670,928) .........................       632,455,456
                                                                                  ============

COMMON STOCK WARRANTS -- 0.1%
   Asia Pulp & Paper Company Ltd. Exp. 7/27/00
   (Identified Cost $2,800,000)(c) .......................           800,000           750,000

                                                                          FACE
SHORT-TERM INVESTMENT -- 0.5%                                            AMOUNT
                                                                         ------
   American Express Credit Corporation, 4.25% 1/03/00
     (Cost $2,885,000) ...................................        $2,885,000         2,885,000
                                                                                  ------------

TOTAL INVESTMENTS -- 100.6% (Identified Cost $557,355,928)(e) ..............       636,090,456
   Cash and Receivables ....................................................         3,251,055
   Liabilities .............................................................        (6,804,439)
                                                                                  ------------
TOTAL NET ASSETS -- 100.0% .................................................      $632,537,072
                                                                                  ============

(a) See Note 1A.
(b) The Fund has greater than 10% of its assets at December 31, 1999 invested in Canada and
    ADRs from Brazil.
(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or
    Canada.
(e) Federal Tax Information: At December 31, 1999 the net unrealized appreciation on investments based on cost of $561,336,539 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which
      there is an excess of value over tax cost ............................      $106,505,696
    Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value ..............................       (31,751,779)
                                                                                  ------------
    Net unrealized appreciation ............................................      $ 74,753,917
                                                                                  ============

                        See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS
 Investments at value (Identified cost -- $557,355,928) ........   $636,090,456
 Cash ..........................................................            444
 Receivable for:
  Securities sold ................................   $2,875,166
  Shares of the Fund sold ........................       65,116
  Dividends and interest (net of withholding
   tax of $59,846) ...............................      303,194
  Foreign tax reclaim.............................        7,135       3,250,611
                                                     ----------    ------------
                                                                    639,341,511
                                                                   ------------
LIABILITIES
Payable for:
  Securities purchased ...........................    1,953,663
  Shares of the Fund redeemed ....................    3,160,582
  Distributions declared .........................    1,064,948       6,179,193
                                                     ----------
Accrued expenses:
  Management fees ................................      514,049
  Trustees' fees .................................       11,192
  Accounting and Administration ..................        4,750
  Transfer Agent fees ............................       45,929
  Other expenses .................................       49,326         625,246
                                                     ----------    ------------
                                                                      6,804,439
                                                                   ------------
NET ASSETS ....................................................    $632,537,072
                                                                   ============
 Net Assets consist of:
  Capital paid-in ..............................................   $557,539,898
  Undistributed net investment income ..........................        243,258
  Accumulated net realized loss ................................     (3,980,612)
  Unrealized appreciation on
   investments -- net ..........................................     78,734,528
                                                                   ------------
NET ASSETS .....................................................   $632,537,072
                                                                   ============
 Shares of beneficial interest
  outstanding, no par value ....................................     24,140,456
                                                                   ============
 Net asset value per share* ....................................   $      26.20
                                                                   ============

*Shares of the Fund are sold and redeemed at net asset value
 ($632,537,072 / 24,140,456).

                 See accompanying notes to financial statements

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

INVESTMENT INCOME
 Income
  Dividends (net of withholding tax of $325,111) .............       $ 9,430,258
  Interest ...................................................           135,187
                                                                     -----------
                                                                       9,565,445
                                                                     -----------
 Expenses
  Management fees ............................................         6,128,531
  Trustees' fees .............................................            44,762
  Accounting and Administration ..............................            57,000
  Custodian ..................................................           120,375
  Transfer agent .............................................           208,976
  Audit and tax services .....................................            33,000
  Legal ......................................................            49,275
  Printing ...................................................            23,599
  Registration ...............................................            29,795
  Miscellaneous ..............................................             5,015
                                                                     -----------
                                                                       6,700,328
                                                                     -----------
 Net investment income .......................................         2,865,117
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on investments -- net .........................        11,715,570
 Unrealized appreciation -- net ..............................        27,062,257
                                                                     -----------
 Net gain on investments .....................................        38,777,827
                                                                     -----------
NET CHANGE IN ASSETS FROM OPERATIONS .........................       $41,642,944
                                                                     ===========

                 See accompanying notes to financial statements

                               CGM CAPITAL DEVELOPMENT FUND
-----------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED DECEMBER 31,
                                                           ------------------------------
                                                               1999              1998
                                                           ------------      ------------
FROM OPERATIONS
  Net investment income ...............................    $  2,865,117      $  2,753,284
  Net realized gain from investments ..................      11,715,570       100,982,649
  Unrealized appreciation (depreciation) ..............      27,062,257       (46,707,964)
                                                           ------------      ------------
    Change in net assets from operations ..............      41,642,944        57,027,969
                                                           ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...............................      (2,621,859)       (2,753,284)
  Net realized gain on investments ....................     (11,715,570)     (100,982,649)
  In excess of net realized gain on investments .......      (1,551,121)       (1,692,581)
                                                           ------------      ------------
                                                            (15,888,550)     (105,428,514)
                                                           ------------      ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares ........................      18,708,382        32,751,922
  Net asset value of shares issued in connection with
    reinvestment of:
    Dividends from net investment income ..............       2,246,333         2,347,427
    Distributions from net realized gain ..............      10,098,811        89,237,891
    Distributions in excess of net realized gain on
      investments .....................................       1,337,065         1,495,726
                                                           ------------      ------------
                                                             32,390,591       125,832,966
  Cost of shares redeemed .............................    (129,025,877)      (96,687,361)
                                                           ------------      ------------
    Change in net assets derived from capital share
      transactions ....................................     (96,635,286)       29,145,605
                                                           ------------      ------------
  Total change in net assets ..........................     (70,880,892)      (19,254,940)

NET ASSETS
  Beginning of period .................................     703,417,964       722,672,904
                                                           ------------      ------------
  End of period (including undistributed net investment
    income of $243,258 and $0, respectively) ..........    $632,537,072      $703,417,964
                                                           ============      ============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares ..........................         772,324         1,202,694
  Issued in connection with reinvestment of:
    Dividends from net investment income ..............          87,048            91,218
    Distributions from net realized gain ..............         391,340         3,580,435
    Distributions in excess of net realized gain on
      investments .....................................          51,813            59,422
                                                           ------------      ------------
                                                              1,302,525         4,933,769
  Redeemed ............................................      (5,359,335)       (3,544,824)
                                                           ------------      ------------
  Net change ..........................................      (4,056,810)        1,388,945
                                                           ============      ============

                      See accompanying notes to financial statements

                                          CGM CAPITAL DEVELOPMENT FUND
----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                                    YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------
                                                   1999          1998          1997          1996          1995
                                                  ------        ------        ------        ------        ------
For a share of the Fund outstanding throughout
  each year:
Net asset value at the beginning of year ......   $24.95        $26.96        $29.08        $27.33        $20.58
                                                  ------        ------        ------        ------        ------

Net investment income (loss) ..................     0.12          0.11         (0.08)(a)      0.07          0.02
Dividends from net investment income ..........    (0.11)        (0.11)         --           (0.07)        (0.02)
Net realized and unrealized gain on
  investments .................................     1.80          2.18          7.04          7.62          8.43
Distribution from net realized gain ...........    (0.49)        (4.12)        (9.08)        (5.84)        (1.68)
Distribution in excess of net realized
  gain on investments .........................    (0.07)        (0.07)         --           (0.03)         --
                                                  ------        ------        ------        ------        ------
Net increase (decrease) in net asset
  value .......................................     1.25         (2.01)        (2.12)         1.75          6.75
                                                  ------        ------        ------        ------        ------
Net asset value at end of year ................   $26.20        $24.95        $26.96        $29.08        $27.33
                                                  ======        ======        ======        ======        ======

Total Return (%) ..............................      7.7           8.5          23.9          28.1          41.1

Ratios:
Operating expenses to average net assets (%) ..     1.08          1.07          1.07          0.82          0.85
Net investment income (loss) to average
  net assets (%) ..............................     0.46          0.39         (0.29)         0.23          0.07
Portfolio turnover (%) ........................      335           335           230           178           271
Net assets at end of year (in thousands)($) ...  632,537       703,418       722,673       631,260       521,248

(a) Per share net investment loss does not reflect the year's reclassification of permanent differences between book and tax basis net investment loss. See Note 1D.

                                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1999

1. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Along with five other funds in a separate Trust, there are six CGM funds (CGM Funds). The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a diverse group of companies and industries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date net of applicable taxes. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis. Dividend income received by the Fund from its investment in REITs may be comprised of ordinary income, capital gains, and return of capital.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. Undistributed net investment income, accumulated net investment loss, or distributions in excess of net investment income may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E. INVESTMENT RISK -- There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2. PURCHASES AND SALES OF SECURITIES -- For the year ended December 31, 1999, purchases and sales of securities other than United States government obligations and short-term investments aggregated $2,069,784,831 and $2,178,781,228, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the year ended December 31, 1999, the Fund incurred management fees of $6,128,531 paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership
        (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 1.00% on the first $500 million of the Fund's average daily net assets, 0.95% of the next $500 million and 0.80% of such assets in excess of $1 billion.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $57,000, for the year ended December 31, 1999, is shown separately in the financial statements.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM, (other than registered investment companies). Each other trustee is compensated by the six CGM Funds with an annual fee of $37,000 plus travel expenses for each meeting attended. Of this amount, each fund was responsible for $3,000 per trustee plus an annual variable fee calculated based on the proportion of each fund's average net assets relative to the aggregate average net assets of the CGM Funds, which for the year ended December 31, 1999 was $5,554 for the Fund.

                          CGM CAPITAL DEVELOPMENT FUND
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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of CGM Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CGM Capital Development Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2000

CGM
CAPITAL
DEVELOPMENT
FUND

39th Annual Report
December 31, 1999

A No-Load Fund

[Logo] Investment Adviser
       CAPITAL GROWTH MANAGEMENT
       Limited Partnership

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110

--------------------------------------------------------------------------------
TELEPHONE NUMBERS

For information about:
[]  Account Procedures and Status
[]  Redemptions
[]  Exchanges
    Call 800-343-5678
[]  New Account Procedures
[]  Prospectuses
[]  Performance
    Call 800-345-4048

--------------------------------------------------------------------------------
MAILING ADDRESSES

FOR EXISTING ACCOUNTS

Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511

FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
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This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CAR99                                                          Printed in U.S.A.